                    OPPENHEIMER CAPITAL PRESERVATION FUND
                   Supplement dated January 4, 2005 to the
                      Prospectus dated December 23, 2003

This supplement amends the Prospectus of Oppenheimer Capital Preservation
Fund (the "Fund") dated December 23, 2003, and is in addition to the supplements dated July 6, 2004, September 30, 2004 and October 11, 2004.  The
supplement dated December 30, 2004 is withdrawn.

1.  In anticipation of the proposed reorganization of the Fund into
Oppenheimer Cash Reserves, the Fund has redeemed its investments in other
Oppenheimer funds. Currently all of its assets are invested in money market instruments and other liquid investments, and the Fund anticipates continuing to invest only in such investments until its reorganization (if such reorganization is approved by shareholders). Due to this change, effective
December 30, 2004, the Fund will no longer impose the redemption fee described on pages 10 and 32. Because of the change in the Fund's underlying investments, the Fund's wrapper agreement has been terminated. Although the
Manager will seek to manage the Fund to maintain a stable net asset value for its shares, the net asset values of the Fund's shares may fluctuate above or below $10.00 per share.

2.  Effective December 30, 2004, the Manager has voluntarily undertaken to waive a portion of its management fee so that the management fees paid by the
Fund in the period following that date will not exceed an annual rate of
0.500% of the first $250 million of net assets, and 0.475% of net assets in excess of $250 million.  That undertaking may be amended or withdrawn at any time.

January 4, 2005                               PS0755.023